UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 04/30/2008

StellarOne Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 000-22283

VA	541829288
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

590 Peter Jefferson Parkway, Suite 250

Charlottesville, VA 22911

(Address of principal executive offices, including zip code)

(434) 964-2211

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 30, 2008, StellarOne Corporation issued a press release regarding its results of operations and financial condition for the quarter ended March 31, 2008. The text of the press release and the tables provided therewith are included as Exhibits 99.1 and 99.2 to this report.

Item 8.01.	Other Events

The Corporation’s Board of Directors has declared a quarterly cash dividend in the amount of $0.16 per share. The dividend is payable on May 26, 2008 to shareholders of record on April 30, 2008. The payment represents an annual yield to shareholders of 3.90% based on the closing price of StellarOne’s stock on April 25, 2008 ($16.25).

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1: Press release

Exhibit 99.2: Press release tables

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StellarOne Corporation

Date: May 2, 2008	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release

EX-99.2	Press Release Tables